UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street Zeeland, Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800

_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Gentex Corporation (the "Company") held its 2017 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed April 3, 2017.  The voting results are as follows:

Election of Directors

The following individuals were elected to serve as directors of the Company to hold office a one (1) year term expiring in 2018:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Fred Bauer	212,247,844	6,239,034	40,907,063
Leslie Brown	216,358,486	2,128,392	40,907,063
Gary Goode	212,917,692	5,569,186	40,907,063
Pete Hoekstra	216,225,611	2,261,267	40,907,063
James Hollars	215,948,855	2,538,023	40,907,063
John Mulder	214,928,476	3,558,402	40,907,063
Richard Schaum	215,996,312	2,490,566	40,907,063
Frederick Sotok	211,512,863	6,974,015	40,907,063
James Wallace	214,550,210	3,936,668	40,907,063

Ratification of the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2017

The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ended December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
257,627,559	1,346,752	419,630	—

Proposal for Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers

The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,351,404	9,545,162	590,312	40,907,063

Proposal to Determine, on an Advisory Basis, Whether Shareholder Advisory Votes on Named Executive Officer Compensation Shall Occur Every One, Two, or Three Years

The shareholders did determine, on an advisory basis, that shareholder advisory votes on named executive officer compensation should occur every year:

1 Year	2 Years	3 Years	Abstain
169,680,443	1,488,621	32,491,582	14,820,309

At a meeting held on May 18, 2017, the Company's Board of Directors (the "Board") considered the voting results received with respect to shareholders determining, on an advisory basis, that shareholder advisory votes on named executive officer compensation should occur every year, as set forth above. The Board decided, in light of such voting results, that the Company will hold shareholder advisory votes on compensation of the Company's named executive officers annually until another advisory vote on the frequency of shareholder advisory votes on named executive officer compensation is held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 23, 2017

GENTEX CORPORATION
(Registrant)

By    /s/ Kevin Nash
Kevin Nash
Chief Accounting Officer and
Vice President - Accounting